Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 23, 2019 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2019.
For the quarter ended June 30, 2019, net income was $115 million, or $.98 per share, on revenues of $1.52 billion. Net income for the prior year’s second quarter was $109 million, or $.89 per share, on revenues of $1.46 billion.
For the six months ended June 30, 2019, net income was $224 million, or $1.91 per share, on revenues of $2.98 billion. For the six months ended June 30, 2018, net income was $205 million, or $1.68 per share, on revenues of $2.85 billion.
“We saw solid demand for our staffing and Protiviti services during the second quarter,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Global talent shortages persist across our professional disciplines, particularly in the United States, where unemployment remains near a 50-year low. This enhances the value of our services.”
Messmer added, “Return on invested capital for the company was 42 percent in the second quarter.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on August 23. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 3487536. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)

Net service revenues	$1,516,385	$1,457,054	$2,984,915	$2,852,387
Direct costs of services	878,844	849,936	1,739,786	1,672,903

Gross margin	637,541	607,118	1,245,129	1,179,484

Selling, general and administrative expenses	478,139	457,607	939,498	895,606
Amortization of intangible assets	341	442	683	905
Interest income, net	(1,042)	(1,006)	(2,538)	(1,741)

Income before income taxes	160,103	150,075	307,486	284,714
Provision for income taxes	45,491	40,760	83,076	79,232

Net income	$114,612	$109,315	$224,410	$205,482

Diluted net income per share	$.98	$.89	$1.91	$1.68

Shares:
Basic	116,381	121,307	116,722	121,619
Diluted	116,988	122,268	117,475	122,576

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2019		2018		2019		2018
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$486,992	32.1%	$480,563	33.0%	$970,465	32.5%	$952,152	33.3%
OfficeTeam	261,034	17.2%	268,362	18.4%	513,069	17.2%	529,514	18.6%
Robert Half Technology	179,375	11.8%	171,446	11.8%	351,303	11.8%	331,508	11.6%
Robert Half Management Resources	175,311	11.6%	167,603	11.5%	352,502	11.8%	341,088	12.0%
Robert Half Finance & Accounting	140,894	9.3%	135,038	9.2%	272,456	9.1%	256,438	9.0%
Protiviti	272,779	18.0%	234,042	16.1%	525,120	17.6%	441,687	15.5%
Total	$1,516,385	100.0%	$1,457,054	100.0%	$2,984,915	100.0%	$2,852,387	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$420,837	38.2%	$408,353	37.5%	$833,302	38.1%	$804,674	37.4%
Permanent placement staffing	140,638	99.8%	134,862	99.9%	271,946	99.8%	256,031	99.8%
Risk consulting and internal audit services	76,066	27.9%	63,903	27.3%	139,881	26.6%	118,779	26.9%
Total	$637,541	42.0%	$607,118	41.7%	$1,245,129	41.7%	$1,179,484	41.4%

OPERATING INCOME:
Temporary and consultant staffing	$105,238	9.5%	$103,570	9.5%	$211,256	9.7%	$200,293	9.3%
Permanent placement staffing	25,344	18.0%	27,436	20.3%	46,901	17.2%	49,815	19.4%
Risk consulting and internal audit services	28,820	10.6%	18,505	7.9%	47,474	9.0%	33,770	7.6%
Total	$159,402	10.5%	$149,511	10.3%	$305,631	10.2%	$283,878	10.0%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$341		$442		$683		$905
Depreciation expense	$16,088		$16,150		$31,740		$32,403
Capital expenditures	$15,955		$9,296		$28,625		$17,261
Open market repurchases of common stock (shares)	1,031		1,129		1,812		2,194

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	June 30,
	2019	2018
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$269,440	$308,656
Accounts receivable, less allowances	$842,294	$801,875
Total assets	$2,239,419	$1,933,583
Current liabilities	$909,510	$808,876
Notes payable and other indebtedness, less current portion	$350	$559
Total stockholders’ equity	$1,109,227	$1,109,498

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2018				2019		2018				2019
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	8.0	9.3	8.1	8.4	2.5	1.3	6.6	7.8	8.6	8.7	5.6	2.8
OfficeTeam	10.6	9.8	7.7	4.0	-3.5	-2.7	8.2	7.7	7.8	4.1	-0.4	-1.2
RH Technology	1.7	8.6	12.4	11.4	7.4	4.6	1.2	7.5	12.6	11.4	10.7	6.4
RH Management Resources	10.2	7.2	2.8	4.1	2.1	4.6	7.0	7.9	8.1	9.1	14.3	12.0
Temporary and consultant staffing	8.0	9.0	7.9	7.1	1.7	1.4	6.2	7.7	8.9	8.0	6.2	3.7
Permanent placement staffing	17.1	19.9	16.5	12.8	8.4	4.3	15.0	18.0	17.4	13.5	12.3	6.2
Total staffing	8.8	10.1	8.7	7.6	2.4	1.7	7.0	8.8	9.8	8.5	6.9	4.0
Protiviti	5.9	18.5	21.2	22.8	21.5	16.6	4.7	14.2	17.5	19.2	17.3	13.8
Total	8.4	11.4	10.7	10.1	5.2	4.1	6.7	9.6	11.1	10.3	8.5	5.6

United States
Temporary and consultant staffing	3.4	5.6	6.8	7.4	3.4	3.5	3.9	5.3	6.5	6.3	5.1	3.8
Permanent placement staffing	14.2	17.6	17.0	16.4	10.0	6.6	14.8	17.3	16.7	15.3	11.8	6.9
Total staffing	4.3	6.7	7.7	8.1	4.0	3.8	4.8	6.4	7.4	7.1	5.7	4.1
Protiviti	1.0	11.8	17.3	17.6	14.9	14.7	1.5	11.5	17.1	16.4	16.8	15.1
Total	3.7	7.5	9.3	9.7	5.7	5.6	4.2	7.2	9.0	8.7	7.4	6.0

International
Temporary and consultant staffing	26.0	22.0	11.6	6.1	-3.7	-5.9	15.5	16.7	17.8	14.1	10.2	3.1
Permanent placement staffing	23.6	25.0	15.4	5.6	4.9	-0.6	16.0	18.8	18.8	10.4	12.8	4.4
Total staffing	25.7	22.4	12.1	6.0	-2.5	-5.1	15.5	17.0	17.9	13.6	10.5	3.3
Protiviti	32.2	51.9	38.3	45.1	48.8	23.2	22.0	25.5	19.5	29.5	18.9	9.4
Total	26.5	26.0	15.5	11.2	3.7	-1.0	16.3	18.1	18.2	16.0	11.9	4.4
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Accountemps
As Reported	8.0	9.3	8.1	8.4	2.5	1.3
Billing Days Impact	0.9	-0.3	-0.3	-0.7	1.4	0.3
Currency Impact	-2.3	-1.2	0.8	1.0	1.7	1.2
As Adjusted	6.6	7.8	8.6	8.7	5.6	2.8
OfficeTeam
As Reported	10.6	9.8	7.7	4.0	-3.5	-2.7
Billing Days Impact	0.8	-0.3	-0.4	-0.7	1.3	0.2
Currency Impact	-3.2	-1.8	0.5	0.8	1.8	1.3
As Adjusted	8.2	7.7	7.8	4.1	-0.4	-1.2
Robert Half Technology
As Reported	1.7	8.6	12.4	11.4	7.4	4.6
Billing Days Impact	0.8	-0.3	-0.3	-0.9	1.4	0.3
Currency Impact	-1.3	-0.8	0.5	0.7	1.2	0.9
Intercompany Adjustments	—	—	—	0.2	0.7	0.6
As Adjusted	1.2	7.5	12.6	11.4	10.7	6.4
Robert Half Management Resources
As Reported	10.2	7.2	2.8	4.1	2.1	4.6
Billing Days Impact	0.8	-0.4	-0.4	-0.8	1.5	0.2
Currency Impact	-4.0	-2.2	1.0	1.4	2.8	2.0
Intercompany Adjustments	—	3.3	4.7	4.4	7.9	5.2
As Adjusted	7.0	7.9	8.1	9.1	14.3	12.0
Temporary and consultant staffing
As Reported	8.0	9.0	7.9	7.1	1.7	1.4
Billing Days Impact	0.8	-0.4	-0.4	-0.8	1.4	0.2
Currency Impact	-2.6	-1.4	0.7	1.0	1.8	1.3
Intercompany Adjustments	—	0.5	0.7	0.7	1.3	0.8
As Adjusted	6.2	7.7	8.9	8.0	6.2	3.7
Permanent placement staffing
As Reported	17.1	19.9	16.5	12.8	8.4	4.3
Billing Days Impact	0.9	-0.4	-0.4	-0.7	1.4	0.2
Currency Impact	-3.0	-1.5	1.3	1.4	2.5	1.7
As Adjusted	15.0	18.0	17.4	13.5	12.3	6.2
Total staffing
As Reported	8.8	10.1	8.7	7.6	2.4	1.7
Billing Days Impact	0.8	-0.4	-0.4	-0.7	1.4	0.3
Currency Impact	-2.6	-1.4	0.8	1.0	1.9	1.3
Intercompany Adjustments	—	0.5	0.7	0.6	1.2	0.7
As Adjusted	7.0	8.8	9.8	8.5	6.9	4.0
Protiviti
As Reported	5.9	18.5	21.2	22.8	21.5	16.6
Billing Days Impact	0.7	-0.4	-0.4	-0.8	1.5	0.3
Currency Impact	-1.9	-1.2	0.6	0.9	1.7	1.2
Intercompany Adjustments	—	-2.7	-3.9	-3.7	-7.4	-4.3
As Adjusted	4.7	14.2	17.5	19.2	17.3	13.8
Total
As Reported	8.4	11.4	10.7	10.1	5.2	4.1
Billing Days Impact	0.8	-0.4	-0.3	-0.8	1.4	0.2
Currency Impact	-2.5	-1.4	0.7	1.0	1.9	1.3
As Adjusted	6.7	9.6	11.1	10.3	8.5	5.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Temporary and consultant staffing
As Reported	3.4	5.6	6.8	7.4	3.4	3.5
Billing Days Impact	0.5	-0.3	-0.3	-1.1	1.7	0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	3.9	5.3	6.5	6.3	5.1	3.8

Permanent placement staffing
As Reported	14.2	17.6	17.0	16.4	10.0	6.6
Billing Days Impact	0.6	-0.3	-0.3	-1.1	1.8	0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	14.8	17.3	16.7	15.3	11.8	6.9

Total staffing
As Reported	4.3	6.7	7.7	8.1	4.0	3.8
Billing Days Impact	0.5	-0.3	-0.3	-1.0	1.7	0.3
Currency Impact	—	—	—	—	—	—
As Adjusted	4.8	6.4	7.4	7.1	5.7	4.1

Protiviti
As Reported	1.0	11.8	17.3	17.6	14.9	14.7
Billing Days Impact	0.5	-0.3	-0.2	-1.2	1.9	0.4
Currency Impact	—	—	—	—	—	—
As Adjusted	1.5	11.5	17.1	16.4	16.8	15.1

Total
As Reported	3.7	7.5	9.3	9.7	5.7	5.6
Billing Days Impact	0.5	-0.3	-0.3	-1.0	1.7	0.4
Currency Impact	—	—	—	—	—	—
As Adjusted	4.2	7.2	9.0	8.7	7.4	6.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Temporary and consultant staffing
As Reported	26.0	22.0	11.6	6.1	-3.7	-5.9
Billing Days Impact	2.3	-1.2	-0.5	0.4	0.4	-0.2
Currency Impact	-12.8	-6.9	3.2	4.4	8.1	5.7
Intercompany Adjustments	—	2.8	3.5	3.2	5.4	3.5
As Adjusted	15.5	16.7	17.8	14.1	10.2	3.1

Permanent placement staffing
As Reported	23.6	25.0	15.4	5.6	4.9	-0.6
Billing Days Impact	2.2	-1.2	-0.6	0.5	0.3	-0.2
Currency Impact	-9.8	-5.0	4.0	4.3	7.6	5.2
As Adjusted	16.0	18.8	18.8	10.4	12.8	4.4

Total staffing
As Reported	25.7	22.4	12.1	6.0	-2.5	-5.1
Billing Days Impact	2.2	-1.1	-0.5	0.5	0.3	-0.2
Currency Impact	-12.4	-6.7	3.3	4.4	8.0	5.6
Intercompany Adjustments	—	2.4	3.0	2.7	4.7	3.0
As Adjusted	15.5	17.0	17.9	13.6	10.5	3.3

Protiviti
As Reported	32.2	51.9	38.3	45.1	48.8	23.2
Billing Days Impact	2.3	-1.3	-0.5	0.6	0.3	-0.1
Currency Impact	-12.5	-6.4	2.7	4.2	7.1	5.0
Intercompany Adjustments	—	-18.7	-21.0	-20.4	-37.3	-18.7
As Adjusted	22.0	25.5	19.5	29.5	18.9	9.4

Total
As Reported	26.5	26.0	15.5	11.2	3.7	-1.0
Billing Days Impact	2.2	-1.3	-0.6	0.4	0.4	-0.1
Currency Impact	-12.4	-6.6	3.3	4.4	7.8	5.5
As Adjusted	16.3	18.1	18.2	16.0	11.9	4.4